TEMPLETON AMERICAN
TRUST, INC.

Annual Report
DECEMBER 31, 1997

[LOGO] FRANKLIN TEMPLETON

TECHNOLOGY UPDATE:
FRANKLIN TEMPLETON
COMBATS THE YEAR 2000 PROBLEM
By Charles B. Johnson,
President of Franklin Resources, Inc.

As we near the 21st century, Franklin Templeton is taking important steps to tackle the computer glitch dubbed the Year 2000 Problem, Y2K, or the Millennium Bug. The problem originated from the software designers' attempt to save memory by recording years in a two-digit format -- "98" instead of "1998", for example -- but didn't take into account that the year 2000 or "00", could also be interpreted as 1900. Uncorrected, this problem could prevent computers from accurately processing date-sensitive data after 1999.

Franklin Templeton's Information Services & Technology division established a Year 2000 Project Team that has already begun making the necessary software changes to help ensure that our computer systems, which service the funds and their shareholders, will be Year-2000 Compliant. As changes reach completion, we will conduct comprehensive tests to verify their effectiveness. We will also require all of our major software or data-services suppliers to be Year-2000 Compliant.

In addition, with an estimated 80% of businesses facing the Year 2000 Problem, mutual fund portfolio managers must be aware of the impact it could have on companies in their portfolios. That's why Franklin Templeton portfolio managers consistently keep this issue in mind while selecting investments and managing their portfolios.




[PHOTO]
PETER A. NORI
Portfolio Manager
Templeton American Trust, Inc.

SHAREHOLDER LETTER

-------------------------------------------------------------------------
Your Fund's Objective: The Templeton American Trust seeks long-term total return through a flexible policy of investing primarily in stocks and debt obligations of U.S. companies. The Fund may, however, invest up to 35% of its assets in securities in any foreign country, developed or developing.
-------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you the annual report of Templeton American Trust for the period ended December 31, 1997. Despite Alan Greenspan's December 1996 warning about "irrational exuberance," and the increase in the federal funds rate from 5.25% to 5.50% in March 1997, low interest rates, strong corporate profit growth, and benign inflation enabled the U.S. stock market to continue setting records during the year. Although share prices of some companies doing business in Asia declined substantially in 1997's fourth quarter, currency crises there helped redirect portfolio flows to the U.S. market, which was perceived by many investors to be safer. Within this environment, the Fund's Class II shares provided a one-year total return of 21.83%, as discussed in the Performance Summary on page 8. The Standard & Poor's 500 Stock Index (S&P 500(R)) posted a 31.63% return for the same period.(1)

1. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

You may find a complete listing of the Fund's portfolio holdings, including the number of shares and dollar value, beginning on page 13 of this report.

CONTENTS

Shareholder Letter ............ 1

Performance Summary
 Class I ...................... 5
 Class II ..................... 8

Financial Highlights &
Statement of Investments ......11

Financial Statements ..........16

Notes to Financial Statements .19

Independent Auditor's Report ..23

Tax Designation ...............24

[Pyramid Graph]

The Fund's underperformance compared to the S&P 500 was due to its lack of exposure to many of the large-cap growth companies with high price-to-earnings ratios that dominate the index. The Fund also was hurt by price declines of several foreign stocks, which generally underperformed the strong U.S. market.

However, many Fund holdings did perform well during the year. Prospects for higher earnings benefited appliance maker Windmere-Durable Holdings Inc. and telecommunication providers AT&T Corp. and US West Communications Group. And the value of our holdings in APL Limited, Caliber Systems and Mapco Inc. increased when they were the subject of takeover discussions. In addition, our shares in American International Group Inc., Morgan Stanley Dean Witter Discover & Co., and the Federal National Mortgage Association (Fannie Mae) rose due to strong capital markets and low interest rates.

We found excellent buying opportunities after the sharp market correction between mid-March and mid-April, and added new positions to the portfolio from several industries. These included technology companies such as Intuit Inc., 3Com Corp., and Digital Equipment Corp., and transportation stocks Caliber Systems and Landstar System Inc.

During the year, we also purchased shares of LTC Properties Inc., and National Health Investors Inc., two Real Estate Investment Trusts (REITs). And because we believed that some out-of-favor cyclical companies offered long-term value not recognized by the marketplace, we initiated positions in Birmingham Steel Corp., Exide Corp., Occidental Petroleum Corp. and Sun Co. Inc.

 2

          GEOGRAPHIC DISTRIBUTION
          Based on Total Net Assets
          12/31/97

          United States            72.5%

          Europe                    4.1%

          Canada                    1.6%

          Latin America             1.5%

          Australia &
            New Zealand             1.4%

          Asia                      1.1%

          Short-Term Obligations
           & Other Net Assets      17.8%

On the sell side, we liquidated our holdings of several U.S. stocks which had appreciated beyond our definition of fair value, including NationsBank Corp., Chase Manhattan Corp., Dayton-Hudson Corp. and Limited Inc. We also took profits in three large foreign companies: the Australian bank ANZ Group, Swedish pharmaceutical manufacturer Astra AB, and French telecommunications equipment provider Alcatel Alsthom.

Although the Fund focuses on U.S. companies, we exercised our option to invest in foreign securities. At the end of the reporting period, overseas investments comprised 9.7% of total net assets. As you know, investing in foreign securities involves special risks related to market and currency volatility and economic, political, social and other factors in the countries where the Fund is invested. Emerging markets involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. These special risks and other considerations are discussed in the Fund's prospectus.

Looking forward, we remain positive about the U.S. market over the long-term, although short-term valuations give us some concern. Because both the Dow Jones(R) Industrial Average and the S&P 500 Index have been trading well-above their 20-year average levels for price-to-dividends, price-to-sales, and price-to-book value, we expect that our underweighting of these stocks will continue. However, we are optimistic that our philosophy of buying temporarily out-of-favor securities trading at depressed levels relative to long-term expected earnings should produce attractive returns.

Please remember, this discussion reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect

      TOP 10 HOLDINGS
      12/31/97
      COMPANY,                                              % OF TOTAL
      INDUSTRY                                              NET ASSETS
      --------------------------------------------

      Intuit Inc.
      Data Processing & Reproduction                              3.2%

      American International
      Group Inc.
      Insurance                                                   2.8%

      AT&T Corp.
      Telecommunications                                          2.3%

      Morgan Stanley
      Dean Witter Discover & Co.
      Financial Services                                          2.2%

      Pinnacle West
      Capital Corp.
      Utilities Electrical & Gas                                  2.0%

      Goodyear Tire &
      Rubber Co.
      Industrial Components                                       2.0%

      Intel Corp.
      Electronic Components &
      Instruments                                                 2.0%

      Ford Motor Co.
      Automobiles                                                 2.0%

      Landstar System Inc.
      Transportation                                              2.0%

      Exide Corp.
      Industrial Components                                       1.9%
our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

As always, we thank you for your participation in the Templeton American Trust and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ Peter A. Nori

Peter A. Nori
Portfolio Manager
Templeton American Trust, Inc.

          TOP 10 INDUSTRIES
          12/31/97

                                                                % OF TOTAL
          INDUSTRY                                              NET ASSETS
          --------------------------------------------

          Data Processing &
          Reproduction                                               10.2%

          Insurance                                                   7.9%

          Industrial Components                                       5.9%

          Energy Sources                                              5.7%

          Merchandising                                               4.4%

          Transportation                                              4.3%

          Metals & Mining                                             4.1%

          Telecommunications                                          3.9%

          Health & Personal Care                                      3.9%

          Electrical & Electronics                                    3.9%

PERFORMANCE SUMMARY

CLASS I

Templeton American Trust - Class I produced a 22.66% cumulative total return for the one-year period ended December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the sales charge. We always maintain a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 7, the Fund's Class I shares delivered a cumulative total return of more than 61% since inception on May 1, 1995.

The Fund's share price, as measured by net asset value, increased $1.15, from $16.02 on December 31, 1996, to $17.17 on December 31, 1997. During the reporting period, shareholders received per share distributions of 15 cents ($0.15) in income dividends, 14.5 cents ($0.145) in short-term capital gains, and $2.105 in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 6 compares the performance of Templeton American Trust - Class I since inception on May 1, 1995, with that of the unmanaged Standard and Poor's 500 (S&P 500) Stock Index.

The past performance is not predictive of future results.

index is a domestic, broad market index consisting of 500 large-capitalization U.S. stocks. The graph also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                     CLASS 1
                     Total Return Index Comparison
                     $10,000 Investment (5/1/95 - 12/31/97)

                         Templeton
                       American Trust(1)-    Consumer           S&P 500
                         Class I            Price Index(3)      Index(2)
                       -------------------------------------------------
      5/1/95              $9,423             $10,000             $10,000
        5/95              $9,704             $10,020             $10,385
        6/95              $9,887             $10,040             $10,627
        7/95             $10,190             $10,040             $10,997
        8/95             $10,134             $10,067             $11,019
        9/95             $10,275             $10,086             $11,483
       10/95              $9,972             $10,119             $11,448
       11/95             $10,218             $10,112             $11,941
       12/95             $10,351             $10,105             $12,171
        1/96             $10,467             $10,164             $12,594
        2/96             $10,548             $10,197             $12,703
        3/96             $10,780             $10,250             $12,826
        4/96             $11,071             $10,289             $13,020
        5/96             $11,239             $10,309             $13,341
        6/96             $11,253             $10,316             $13,393
        7/96             $10,940             $10,335             $12,758
        8/96             $11,246             $10,355             $13,079
        9/96             $11,493             $10,388             $13,812
       10/96             $11,755             $10,421             $14,204
       11/96             $12,322             $10,441             $15,271
       12/96             $12,411             $10,441             $14,969
        1/97             $13,000             $10,473             $15,912
        2/97             $12,864             $10,505             $16,029
        3/97             $12,651             $10,531             $15,369
        4/97             $12,880             $10,544             $16,289
        5/97             $13,842             $10,537             $17,268
        6/97             $14,158             $10,550             $18,043
        7/97             $15,302             $10,563             $19,478
        8/97             $15,136             $10,583             $18,383
        9/97             $16,011             $10,609             $19,397
       10/97             $15,065             $10,636             $18,761
       11/97             $15,033             $10,629             $19,622
       12/97             $15,223             $10,617             $19,960


THE HISTORICAL PERFORMANCE DATA SHOWN PERTAIN ONLY TO THE FUND'S CLASS I SHARES. THE FUND OFFERS ANOTHER SHARE CLASS SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

1. Includes the sales charge and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains.

2. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

3. Source: U.S. Bureau of Labor Statistics.

Past performance is not predictive of future results.

 CLASS I
 Periods ended 12/31/97

                                                                     SINCE
                                                                   INCEPTION
                                                  1-YEAR           (5/1/95)
  ----------------------------------------------------------------------
  Cumulative Total Return(1)                      22.66%             61.58%
  Average Annual Total Return(2)                  15.61%             17.05%
  Value of $10,000 Investment(3)                 $11,561            $15,229

                                                 12/31/96          12/31/97
  ----------------------------------------------------------------------
  One-Year Total Return(4)                        19.90%             22.66%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 5.75% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the maximum 5.75% initial sales charge.

4. One-year total return represents the change in value of an investment over the indicated periods ended on the specified dates and does not include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

CLASS II

Templeton American Trust - Class II produced a 21.83% cumulative total return for the one-year period ended December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include sales charges. We always maintain a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 10, the Fund's Class II shares delivered a cumulative total return of more than 145% since inception on February 27, 1991.

The Fund's share price, as measured by net asset value, increased $1.17, from $16.04 on December 31, 1996, to $17.21 on December 31, 1997. During the reporting period, shareholders received per share distributions of 0.32 cents ($0.0032) in dividend income, 14.5 cents ($0.145) in short-term capital gains, and $2.105 in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 9 compares the performance of Templeton American Trust - Class II since inception on February 27, 1991, with that of the unmanaged Standard and Poor's 500 (S&P 500) Stock Index. The index is a domestic, broad market index consisting of 500 large-capitalization U.S. stocks. The graph also shows the Fund's

Past performance is not predictive of future results.

performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                    CLASS II
                    Total Return Index Comparison
                    $10,000 Investment (2/27/91 - 12/31/97)

                    Templeton
                 American Trust(1)-          Consumer                S&P 500
                    Class II               Price Index(3)            Index(2)
                 -------------------------------------------------------------
      2/27/91        $9,901                   $10,000                  $10,000
         2/91        $9,911                    $9,999                  $10,000
         3/91       $10,119                   $10,013                  $10,246
         4/91       $10,327                   $10,028                  $10,280
         5/91       $10,673                   $10,057                  $10,708
         6/91       $10,376                   $10,088                  $10,223
         7/91       $10,515                   $10,102                  $10,712
         8/91       $10,663                   $10,132                  $10,953
         9/91       $10,584                   $10,177                  $10,770
        10/91       $10,653                   $10,191                  $10,930
        11/91       $10,208                   $10,221                  $10,476
        12/91       $11,193                   $10,229                  $11,676
         1/92       $11,543                   $10,243                  $11,470
         2/92       $11,893                   $10,281                  $11,605
         3/92       $11,513                   $10,332                  $11,381
         4/92       $11,763                   $10,347                  $11,723
         5/92       $11,783                   $10,362                  $11,760
         6/92       $11,513                   $10,399                  $11,585
         7/92       $11,873                   $10,422                  $12,083
         8/92       $11,233                   $10,451                  $11,823
         9/92       $11,443                   $10,480                  $11,961
        10/92       $11,483                   $10,517                  $12,018
        11/92       $11,923                   $10,532                  $12,411
        12/92       $12,126                   $10,525                  $12,568
         1/93       $12,486                   $10,577                  $12,679
         2/93       $12,589                   $10,614                  $12,839
         3/93       $12,898                   $10,652                  $13,111
         4/93       $12,919                   $10,681                  $12,805
         5/93       $13,125                   $10,696                  $13,124
         6/93       $13,073                   $10,711                  $13,164
         7/93       $13,218                   $10,710                  $13,134
         8/93       $13,588                   $10,740                  $13,620
         9/93       $13,527                   $10,762                  $13,516
        10/93       $13,733                   $10,807                  $13,807
        11/93       $13,630                   $10,815                  $13,660
        12/93       $14,044                   $10,814                  $13,831
         1/94       $14,778                   $10,844                  $14,308
         2/94       $14,569                   $10,882                  $13,905
         3/94       $14,021                   $10,919                  $13,301
         4/94       $14,210                   $10,934                  $13,484
         5/94       $14,358                   $10,940                  $13,683
         6/94       $14,021                   $10,978                  $13,348
         7/94       $14,621                   $11,007                  $13,809
         8/94       $15,106                   $11,052                  $14,366
         9/94       $14,716                   $11,081                  $14,013
        10/94       $14,674                   $11,089                  $14,336
        11/94       $14,252                   $11,104                  $13,804
        12/94       $14,273                   $11,104                  $14,007
         1/95       $14,227                   $11,148                  $14,381
         2/95       $14,656                   $11,192                  $14,930
         3/95       $14,942                   $11,229                  $15,376
         4/95       $15,308                   $11,266                  $15,829
         5/95       $15,789                   $11,289                  $16,437
         6/95       $16,064                   $11,311                  $16,821
         7/95       $16,556                   $11,311                  $17,406
         8/95       $16,453                   $11,341                  $17,441
         9/95       $16,682                   $11,363                  $18,176
        10/95       $16,178                   $11,400                  $18,120
        11/95       $16,568                   $11,392                  $18,901
        12/95       $16,778                   $11,384                  $19,265
         1/96       $16,955                   $11,451                  $19,934
         2/96       $17,061                   $11,488                  $20,107
         3/96       $17,414                   $11,548                  $20,302
         4/96       $17,873                   $11,592                  $20,608
         5/96       $18,144                   $11,614                  $21,118
         6/96       $18,156                   $11,622                  $21,200
         7/96       $17,637                   $11,644                  $20,194
         8/96       $18,120                   $11,666                  $20,703
         9/96       $18,509                   $11,703                  $21,863
        10/96       $18,933                   $11,740                  $22,483
        11/96       $19,839                   $11,762                  $24,173
        12/96       $19,951                   $11,762                  $23,694
         1/97       $20,896                   $11,799                  $25,186
         2/97       $20,667                   $11,835                  $25,371
         3/97       $20,312                   $11,864                  $24,326
         4/97       $20,667                   $11,878                  $25,784
         5/97       $22,200                   $11,871                  $27,333
         6/97       $22,681                   $11,886                  $28,559
         7/97       $24,506                   $11,900                  $30,832
         8/97       $24,240                   $11,922                  $29,098
         9/97       $25,634                   $11,952                  $30,702
        10/97       $24,100                   $11,982                  $29,696
        11/97       $24,037                   $11,975                  $31,060
        12/97       $24,305                   $11,961                  $31,594

THE HISTORICAL PERFORMANCE DATA SHOWN PERTAINS ONLY TO THE FUND'S CLASS II SHARES. THE FUND OFFERS ANOTHER SHARE CLASS SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

1. Includes all sales charges and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains.

2. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

3. Source: U.S. Bureau of Labor Statistics.

Past performance is not predictive of future results.

 CLASS II
 Periods ended 12/31/97

                                                                        SINCE
                                                                      INCEPTION
                                                 1-YEAR     5-YEAR    (2/7/91)
  ------------------------------------------------------------------------------
  Cumulative Total Return(1)                      21.83%    100.45%     145.49%
  Average Annual Total Return(2)                  19.63%     14.69%      13.86%
  Value of $10,000 Investment(3)                 $11,963    $19,843     $24,305

                            12/31/93   12/31/94   12/31/95   12/31/96   12/31/97
      --------------------------------------------------------------------------
  One-Year Total Return(4)    15.82%      1.63%     17.55%     18.91%     21.83%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the current 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of purchase. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods and include sales charges.

4. One-year total return represents the change in value of an investment over the indicated periods ended on the specified dates and does not include sales charges.

Note: Prior to May 1, 1995, Class II shares were offered with no initial sales charge and a higher but declining contingent deferred sales charge. Thus, actual total returns for investors who paid this higher charge would differ. Past expense waivers by the Fund's Manager increased the Fund's total returns.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

TEMPLETON AMERICAN TRUST, INC.
Financial Highlights

                                                                                 YEAR ENDED DECEMBER 31,
                                                                        ------------------------------------------
                                                                         1997              1996             1995+
                                                                        ------------------------------------------
PER SHARE OPERATING PERFORMANCE - CLASS I
(For a share outstanding throughout the year)
Net asset value, beginning of year...................................   $16.02            $14.23            $13.37
                                                                        ------------------------------------------
Income from investment operations:
 Net investment income...............................................      .13               .20               .11
 Net realized and unrealized gain....................................     3.42              2.60              1.21
                                                                        ------------------------------------------
Total from investment operations.....................................     3.55              2.80              1.32
                                                                        ------------------------------------------
Less distributions from:
 Net investment income...............................................     (.15)             (.26)             (.20)
 Net realized gains..................................................    (2.25)             (.75)             (.26)
                                                                        ------------------------------------------
Total distributions..................................................    (2.40)            (1.01)             (.46)
                                                                        ------------------------------------------
Net asset value, end of year.........................................   $17.17            $16.02            $14.23
                                                                        ==========================================
Total Return*........................................................   22.66%            19.90%             9.94%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of year (000's)......................................   $5,028            $2,053              $881
Ratios to average net assets:
 Expenses............................................................    1.41%             1.57%             1.81%**
 Net investment income...............................................    0.58%             1.53%             1.31%**
Portfolio turnover rate..............................................   41.06%            15.93%             4.44%
Average commission rate paid***......................................   $.0515            $.0410                --

*Total return does not reflect sales commissions and is not annualized. **Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+For the period May 1, 1995 (commencement of operations) to December 31, 1995.

TEMPLETON AMERICAN TRUST, INC.
Financial Highlights (continued)

                                                                                 YEAR ENDED DECEMBER 31,
                                                                   ---------------------------------------------------
                                                                    1997       1996       1995       1994       1993
                                                                   ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE - CLASS II
(For a share outstanding throughout the year)
Net asset value, beginning of year..............................    $16.04     $14.25     $12.49     $13.39     $11.77
                                                                    --------------------------------------------------
Income from investment operations:
 Net investment income (loss)...................................      (.03)       .14        .14        .04        .04
 Net realized and unrealized gain...............................      3.45       2.54       2.04        .17       1.82
                                                                    --------------------------------------------------
Total from investment operations................................      3.42       2.68       2.18        .21       1.86
                                                                    --------------------------------------------------
Less distributions from:
 Net investment income..........................................        --       (.14)      (.14)      (.05)      (.03)
 Net realized gains.............................................     (2.25)      (.75)      (.28)     (1.06)      (.21)
                                                                    --------------------------------------------------
Total distributions.............................................     (2.25)      (.89)      (.42)     (1.11)      (.24)
                                                                    --------------------------------------------------
Net asset value, end of year....................................    $17.21     $16.04     $14.25     $12.49     $13.39
                                                                    ==================================================
Total Return*...................................................    21.83%     18.91%     17.55%      1.63%     15.82%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of year (000's).................................   $52,063    $44,648    $44,183    $37,959    $34,418
Ratios to average net assets:
 Expenses.......................................................     2.17%      2.26%      2.40%      2.47%      2.53%
 Net investment income (loss)...................................    (0.16%)     0.85%      0.95%      0.34%      0.31%
Portfolio turnover rate.........................................    41.06%     15.93%      4.44%     31.92%     14.10%
Average commission rate paid**..................................    $.0515     $.0410         --         --         --

*Total return does not reflect sales commissions or the contingent deferred sales charge.
**Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.

                       See Notes to Financial Statements.

TEMPLETON AMERICAN TRUST, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997

                                                                            COUNTRY         SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS  82.1%
AUTOMOBILES  2.0%
Ford Motor Co. ........................................................  United States        23,000       $ 1,119,812
                                                                                                           -----------

BANKING  0.5%
Credicorp Ltd. ........................................................       Peru            14,400           259,200
                                                                                                           -----------

BROADCASTING & PUBLISHING  0.4%
*Scholastic Corp. .....................................................  United States         5,600           210,000
                                                                                                           -----------

BUILDING MATERIALS & COMPONENTS  0.8%
Pioneer International Ltd. ............................................    Australia         175,000           477,896
                                                                                                           -----------

BUSINESS & PUBLIC SERVICES  2.6%
Columbia HCA Healthcare Corp. .........................................  United States        26,000           770,250
Wheelabrator Technologies Inc. ........................................  United States        44,000           706,750
                                                                                                           -----------
                                                                                                             1,477,000
                                                                                                           -----------

CHEMICALS  0.9%
Great Lakes Chemical Corp. ............................................  United States        11,000           493,625
                                                                                                           -----------

DATA PROCESSING & REPRODUCTION  10.2%
*3com Corp. ...........................................................  United States        31,000         1,083,062
*Bay Networks Inc. ....................................................  United States        35,000           894,687
*Digital Equipment Corp. ..............................................  United States        24,200           895,400
*Intuit Inc. ..........................................................  United States        44,200         1,823,250
*NCR Corp. ............................................................  United States        18,021           501,209
*Quantum Corp. ........................................................  United States        32,300           648,019
                                                                                                           -----------
                                                                                                             5,845,627
                                                                                                           -----------

ELECTRICAL & ELECTRONICS  3.9%
Ametek Inc. ...........................................................  United States        31,100           839,700
*DSC Communications Corp. .............................................  United States        36,100           866,400
Motorola Inc. .........................................................  United States         9,000           513,563
                                                                                                           -----------
                                                                                                             2,219,663
                                                                                                           -----------

ELECTRONIC COMPONENTS & INSTRUMENTS  2.0%
Intel Corp. ...........................................................  United States        16,000         1,124,000
                                                                                                           -----------

ENERGY EQUIPMENT & SERVICES  1.7%
Sun Co. Inc. ..........................................................  United States        23,300           980,056
                                                                                                           -----------

ENERGY SOURCES  5.7%
Norsk Hydro AS, ADR....................................................      Norway            8,800           448,800
Occidental Petroleum Corp. ............................................  United States        32,150           942,397
Societe Elf Aquitane SA................................................      France            4,000           465,232
Total SA, B............................................................      France            7,000           761,818
YPF Sociedad Anonima, ADR..............................................    Argentina          18,000           615,375
                                                                                                           -----------
                                                                                                             3,233,622
                                                                                                           -----------

FINANCIAL SERVICES  3.8%
Federal National Mortgage Association..................................  United States        16,000           913,000
Morgan Stanley, Dean Witter Discover & Co. ............................  United States        21,644         1,279,702
                                                                                                           -----------
                                                                                                             2,192,702
                                                                                                           -----------

TEMPLETON AMERICAN TRUST, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                            COUNTRY         SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOOD & HOUSEHOLD PRODUCTS  1.1%
IBP Inc. ..............................................................   United States        30,000       $   628,125
                                                                                                            -----------

FOREST PRODUCTS & PAPER  2.2%
Boise Cascade Corp. ...................................................   United States        20,300           614,075
Fort James Corporation.................................................   United States        17,100           654,075
                                                                                                            -----------
                                                                                                              1,268,150
                                                                                                            -----------

HEALTH & PERSONAL CARE  3.9%
Aetna Inc. ............................................................   United States         8,500           599,781
Pharmacia & Upjohn.....................................................   United States        20,000           732,500
Windmere-Durable Holdings Inc. ........................................   United States        40,000           902,500
                                                                                                            -----------
                                                                                                              2,234,781
                                                                                                            -----------

INDUSTRIAL COMPONENTS  5.9%
Exide Corp. ...........................................................   United States        43,000         1,112,625
Flowserve Corp. .......................................................   United States        20,904           584,005
Goodyear Tire & Rubber Co. ............................................   United States        18,000         1,145,250
Walbro Corp. ..........................................................   United States        37,800           507,938
                                                                                                            -----------
                                                                                                              3,349,818
                                                                                                            -----------

INSURANCE  7.9%
American General Corp. ................................................   United States        17,000           919,062
American International Group Inc. .....................................   United States        14,625         1,590,469
Presidential Life Corp. ...............................................   United States        47,100           953,775
Travelers Inc. ........................................................   United States        19,298         1,039,653
                                                                                                            -----------
                                                                                                              4,502,959
                                                                                                            -----------

MERCHANDISING  4.4%
American Stores Co. ...................................................   United States        48,888         1,005,259
*Circuit City Stores Inc., Carmax Group................................   United States        43,200           388,800
*Gymboree Inc. ........................................................   United States        40,600         1,111,425
                                                                                                            -----------
                                                                                                              2,505,484
                                                                                                            -----------

METALS & MINING  4.1%
Birmingham Steel Corp. ................................................   United States        56,800           894,600
Oregon Steel Mills Inc. ...............................................   United States        36,600           780,038
Reynolds Metals Co. ...................................................   United States        11,000           660,000
                                                                                                            -----------
                                                                                                              2,334,638
                                                                                                            -----------

MISC MATERIALS & COMMODITIES  1.6%
Agrium Inc. ...........................................................       Canada           75,000           914,062
                                                                                                            -----------

MULTI-INDUSTRY  1.1%
Hutchison Whampoa Ltd. ................................................     Hong Kong         100,000           627,178
                                                                                                            -----------

REAL ESTATE  1.6%
LTC Properties Inc. ...................................................   United States        41,720           865,690

National Health Investors Inc. ........................................   United States         1,800            75,375
                                                                                                            -----------
                                                                                                                941,065
                                                                                                            -----------


TEMPLETON AMERICAN TRUST, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                            COUNTRY         SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TELECOMMUNICATIONS  3.9%
AT&T Corp. ............................................................   United States        21,150       $ 1,295,437
U.S. West Communications Group.........................................   United States        21,200           956,650
                                                                                                            -----------
                                                                                                              2,252,087
                                                                                                            -----------

TEXTILES & APPAREL  1.9%
*Fruit of the Loom Inc., A.............................................   United States        23,000           589,375
Shaw Industries Inc. ..................................................   United States        45,000           523,125
                                                                                                            -----------
                                                                                                              1,112,500
                                                                                                            -----------

TRANSPORTATION  4.3%
A.S.A. Holdings Inc. ..................................................   United States         9,200           261,625
*Fritz Companies Inc. .................................................   United States        79,000         1,101,063
*Landstar System Inc. .................................................   United States        42,400         1,118,300
                                                                                                            -----------
                                                                                                              2,480,988
                                                                                                            -----------

UTILITIES ELECTRICAL & GAS  3.2%
Iberdrola SA ..........................................................       Spain            50,000           658,024
Pinnacle West Capital Corp. ...........................................   United States        27,500         1,165,313
                                                                                                            -----------
                                                                                                              1,823,337
                                                                                                            -----------

WHOLESALE & INTERNATIONAL TRADE  0.5%
Brierley Investments Ltd. .............................................    New Zealand        370,000           264,253
                                                                                                            -----------
                                                                                                             46,872,628
      TOTAL COMMON STOCKS (COST $32,424,048)...........................                                     -----------
                                                                                            PRINCIPAL
                                                                                            AMOUNT**
                                                                                            --------

BONDS (COST $21,406)  0.1%
Brierley Investments Ltd., 9.00%, conv., 6/30/98.......................    New Zealand      46,250 NZD           30,072
                                                                                                            -----------

SHORT TERM INVESTMENTS  3.7%
Federal Farm Credit Banks, 5.62%, 4/01/98..............................   United States       610,000           609,874
Federal National Mortgage Assn., 5.47%, 2/18/98........................   United States       900,000           893,479
United States Treasury Bill, 4.81%, 1/02/98............................   United States       610,000           610,000
                                                                                                            -----------
                                                                                                              2,113,353
      TOTAL SHORT TERM INVESTMENTS (COST $2,113,136)...................                                     -----------

      TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST                                                   49,016,053
        $34,558,590)...................................................                                     -----------

(a)REPURCHASE AGREEMENT  15.5%
Deutsche Bank AG, 6.80%, 1/02/98 (Maturity Value $8,855,344)
 (Cost $8,852,000) Collateralized by U.S. Treasury Notes...............   United States     8,852,000         8,852,000
                                                                                                            -----------
                                                                                                             57,868,053
      TOTAL INVESTMENTS (COST $43,410,590)  101.4%.....................                                       (777,019)
      OTHER ASSETS, LESS LIABILITIES  (1.4%)...........................                                     -----------
                                                                                                            $57,091,034
      TOTAL NET ASSETS  100.0%.........................................                                     ===========


*Non-income producing.
**Securities traded in U.S. dollars unless otherwise indicated.
(a)See note 1e regarding repurchase agreement.

CURRENCY ABBREVIATION:

NZD -- New Zealand Dollar
                       See Notes to Financial Statements.

TEMPLETON AMERICAN TRUST, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
 Investments in securities, at value (cost $43,410,590)...............................  $57,868,053
 Receivables:
  Capital shares sold.................................................................       35,169
  Dividends and interest..............................................................       54,264
                                                                                        -----------
     Total assets.....................................................................   57,957,486
                                                                                        -----------
Liabilities:
 Payables:
  Investment securities purchased.....................................................      655,048
  Capital shares redeemed.............................................................        1,827
  To affiliates.......................................................................      129,936
 Distributions to shareholders........................................................        2,583
 Funds advanced by custodian..........................................................        4,796
 Other liabilities....................................................................       72,262
                                                                                        -----------
     Total liabilities................................................................      866,452
                                                                                        -----------
Net assets, at value..................................................................  $57,091,034
                                                                                        ===========
Net assets consist of:
 Net unrealized appreciation..........................................................  $14,457,463
 Accumulated net realized gain........................................................    2,946,785
 Capital shares.......................................................................   39,686,786
                                                                                        -----------
Net assets, at value..................................................................  $57,091,034
                                                                                        ===========
CLASS I
 Net asset value per share ($5,027,557 / 292,728 shares outstanding).......................  $17.17
                                                                                             ======
 Maximum offering price per share ($17.17 / 94.25%)........................................  $18.22
                                                                                             ======
CLASS II
 Net asset value per share ($52,063,477 / 3,025,879 shares outstanding)*...................  $17.21
                                                                                             ======
 Maximum offering price per share ($17.21 / 99.00%)........................................  $17.38
                                                                                             ======

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.

TEMPLETON AMERICAN TRUST, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

Investment Income:
 (net of foreign taxes of $13,819)
 Dividends..............................................................   $  751,806
 Interest...............................................................      300,173
                                                                           ----------
     Total investment income............................................                    $ 1,051,979
                                                                                            -----------
Expenses:
 Management fees (Note 3)...............................................      365,732
 Administrative fees (Note 3)...........................................       78,371
 Distribution fees (Note 3)
      Class I...........................................................        7,803
      Class II..........................................................      492,261
 Transfer agent fees (Note 3)...........................................       60,500
 Custodian fees.........................................................        4,943
 Reports to shareholders................................................       26,569
 Registration and filing fees...........................................       34,700
 Professional fees (Note 3).............................................       31,467
 Trustees' fees and expenses............................................        4,600
 Other..................................................................        4,773
                                                                           ----------
     Total expenses.....................................................                      1,111,719
                                                                                            -----------
       Net investment loss..............................................                        (59,740)
                                                                                            -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...........................................................    8,779,056
  Foreign currency transactions.........................................       (6,336)
                                                                           ----------
     Net realized gain..................................................                      8,772,720
     Net unrealized appreciation on investments.........................                      1,234,510
                                                                                            -----------
Net realized and unrealized gain........................................                     10,007,230
                                                                                            -----------
Net increase in net assets resulting from operations....................                    $ 9,947,490
                                                                                            ===========

                       See Notes to Financial Statements.

TEMPLETON AMERICAN TRUST, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                             1997              1996
                                                                          -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss).........................................   $   (59,740)      $   388,090
  Net realized gain from investments and foreign currency
    transactions.......................................................     8,772,720         2,956,343
  Net unrealized appreciation on investments...........................     1,234,510         4,503,472
                                                                          -----------------------------
    Net increase in net assets resulting from operations...............     9,947,490         7,847,905
Distributions to shareholders from:
 Net investment income:
  Class I..............................................................       (34,067)          (31,751)
  Class II.............................................................        (8,714)         (360,732)
 Net realized gains:
  Class I..............................................................      (482,773)          (89,244)
  Class II.............................................................    (6,135,485)       (1,967,862)
Capital share transactions (Note 2):
  Class I..............................................................     2,906,521           997,883
  Class II.............................................................     4,196,590        (4,758,459)
                                                                          -----------------------------
    Net increase in net assets.........................................    10,389,562         1,637,740
Net assets:
 Beginning of year.....................................................    46,701,472        45,063,732
                                                                          -----------------------------
 End of year...........................................................   $57,091,034       $46,701,472
                                                                          =============================
Undistributed net investment income included in net assets:
 End of year...........................................................   $        --       $        --
                                                                          =============================

                       See Notes to Financial Statements.

TEMPLETON AMERICAN TRUST, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton American Trust, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term total return through a flexible policy of investing primarily in stocks and debt obligations of U.S. companies. The Fund may, however, invest up to 35% of its assets in securities in any foreign country, developed or underdeveloped. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON AMERICAN TRUST, INC.
Notes to Financial Statements  (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:
(CONTINUED)
Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1997, all outstanding repurchase agreements held by the Fund had been entered into on that date.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers two classes of shares: Class I and Class II. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1997, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                 YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------------------
                                                                            1997                          1996
                                                                   ----------------------------------------------------
                                                                   SHARES       AMOUNT            SHARES       AMOUNT
                                                                   ----------------------------------------------------
CLASS I:
Shares sold....................................................... 205,470    $ 3,717,827          96,004    $1,454,259
Shares issued on reinvestment of distributions....................  27,495        464,649           6,973       108,639
Shares redeemed................................................... (68,378)    (1,275,955)        (36,706)     (565,015)
                                                                   ----------------------------------------------------
Net increase...................................................... 164,587    $ 2,906,521          66,271    $  997,883
                                                                   ====================================================

TEMPLETON AMERICAN TRUST, INC.
Notes to Financial Statements  (continued)

2. CAPITAL STOCK (CONTINUED)

                                                                                 YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------------------
                                                                          1997                            1996
                                                                 -------------------------------------------------------
                                                                  SHARES       AMOUNT             SHARES       AMOUNT
                                                                 -------------------------------------------------------
CLASS II:
Shares sold.....................................................  336,921    $ 6,061,966          207,954    $ 3,182,096
Shares issued on reinvestment of distributions..................  322,381      5,449,383          130,716      2,042,358
Shares redeemed................................................. (416,422)    (7,314,759)        (657,146)    (9,982,913)
                                                                 -------------------------------------------------------
Net increase (decrease).........................................  242,880    $ 4,196,590         (318,476)   $(4,758,459)
                                                                 =======================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.70% per year of the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                    AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------
0.15%          First $200 million
0.135%         Over $200 million, up to and including $700 million
0.10%          Over $700 million, up to and including $1.2 billion
0.075%         Over $1.2 billion

The Fund reimburses Distributors up to 0.35% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares. Under the Class I distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At December 31 1997, there were no unreimbursed costs. Distributors received net commissions from sales of fund shares and received contingent deferred sales charges for the year of $8,432 and $2,996, respectively.

Included in professional fees are legal fees of $5,968 that were paid to a law firm in which a partner is an officer of the Fund.

TEMPLETON AMERICAN TRUST, INC.
Notes to Financial Statements  (continued)

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the statement of investments. At December 31, 1997, the net unrealized appreciation based on cost of investments for income tax purposes was as follows:

                  Unrealized appreciation......................................   $15,628,721
                  Unrealized depreciation......................................    (1,171,258)
                                                                                  -----------
                  Net unrealized appreciation..................................   $14,457,463
                                                                                  ===========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 aggregated $19,623,879 and $18,986,541, respectively.

TEMPLETON AMERICAN TRUST, INC.
INDEPENDENT AUDITOR'S REPORT
The Board of Directors and Shareholders
Templeton American Trust, Inc.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton American Trust, Inc. as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton American Trust, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           McGladrey & Pullen, LLP

New York, New York
January 30, 1998

TEMPLETON AMERICAN TRUST, INC.
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1997.

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+ Portfolio of insured municipal securities.

++ Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

                                                                         10/97.1

TEMPLETON AMERICAN
TRUST, INC.

AUDITORS
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, N.Y. 10017-2416

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, CA 94404-1585

SHAREHOLDER SERVICES
1-800-632-2301

FUND INFORMATION
1-800-342-5236

This report must be preceded or accompanied by a current prospectus of the Templeton American Trust, Inc., which contains more complete information, including charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

100 A97 02/98                                   [LOGO] Printed on recycled paper